Unlimited HFND Multi-Strategy Return Tracker ETF

Consolidated Schedule of Investments

May 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 49.0%	Shares	Value
Consumer Discretionary Select Sector SPDR Fund	992	$212,090
Energy Select Sector SPDR Fund	400	32,612
Financial Select Sector SPDR Fund	31,602	1,610,438
Health Care Select Sector SPDR Fund	171	22,681
Industrial Select Sector SPDR Fund	1,427	203,804
Invesco Senior Loan ETF	35,973	750,397
iShares Agency Bond ETF	18,069	1,971,509
iShares CMBS ETF	11,713	565,035
iShares Convertible Bond ETF	12,262	1,067,285
iShares iBoxx $ Investment Grade Corporate Bond ETF	3,535	380,967
iShares J.P. Morgan EM High Yield Bond ETF	15,768	602,811
iShares MSCI Brazil ETF	177	4,816
iShares MSCI China ETF	8,191	432,649
iShares MSCI Hong Kong ETF	2,959	56,043
iShares MSCI India ETF	82	4,453
iShares MSCI Mexico ETF	238	14,320
iShares MSCI South Korea ETF	2,148	130,233
iShares TIPS Bond ETF	3,356	366,777
SPDR S&P Homebuilders ETF	2,018	190,217
SPDR S&P Retail ETF	1,469	111,541
Utilities Select Sector SPDR Fund	2,709	221,921
Vanguard Emerging Markets Government Bond ETF	12,311	788,889
Vanguard FTSE Europe ETF	12,200	936,472
Vanguard Growth ETF	3,778	1,560,843
Vanguard Russell 2000 ETF	1,368	113,530
Vanguard US Momentum Factor ETF	5,447	895,650
Vanguard Value ETF	2,702	463,096
TOTAL EXCHANGE TRADED FUNDS (Cost $13,072,655)		13,711,079

SHORT-TERM INVESTMENTS - 44.9%
Money Market Funds - 44.9%
First American Government Obligations Fund - Class X, 4.23% (a)(b)	12,557,825	12,557,825
TOTAL SHORT-TERM INVESTMENTS (Cost $12,557,825)		12,557,825

TOTAL INVESTMENTS - 93.9% (Cost $25,630,480)		26,268,904
Other Assets in Excess of Liabilities - 6.1%		1,716,457
TOTAL NET ASSETS - 100.0%		$27,985,361

Percentages are stated as a percent of net assets.

CMBS - Commercial Mortgage-Backed Security

TIPS – Treasury Inflation-Protected Shares

(a)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Unlimited HFND Multi-Strategy Return Tracker ETF

Consolidated Schedule of Futures Contracts

May 31, 2025 (Unaudited)

The Unlimited HFND Multi-Strategy Return Tracker ETF and the Unlimited HFND Cayman Subsidiary had the following futures contracts outstanding with PhillipCapital, Inc. as of May 31, 2025.

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Australian Dollar/US Dollar Cross Currency Rate	1	06/16/2025	$64,435	$(6)
Bloomberg Commodity Index	8	06/18/2025	79,992	(2,202)
British Pound/US Dollar Cross Currency Rate	10	06/16/2025	841,875	2,060
Euro/US Dollar Cross Currency Rate	3	06/16/2025	426,375	1,296
Gold	4	08/27/2025	1,326,160	(2,822)
iBoxx iShares Bond Index	38	09/02/2025	6,521,750	6,839
Japanese Yen/US Dollar Cross Currency Rate	1	06/16/2025	87,019	(918)
London Metals - Aluminum(a)	4	06/16/2025	243,792	(27,091)
London Metals - Zinc(a)	4	06/16/2025	260,586	(30,797)
MSCI EAFE Index	9	06/20/2025	1,172,025	51,539
MSCI Emerging Markets Index	71	06/20/2025	4,080,015	303,334
Nikkei 225 Index	5	06/12/2025	943,125	64,344
U.S. Dollar Index	1	06/16/2025	99,259	(1,191)
U.S. Treasury Long Bonds	3	09/19/2025	338,344	2,329
				$366,714
				—
Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Canadian Dollar/US Dollar Cross Currency Rate	(16)	06/17/2025	$1,167,280	$(7,350)
London Metals - Aluminum(a)	(4)	06/16/2025	243,792	25,188
London Metals - Zinc(a)	(4)	06/16/2025	260,586	35,418
Swiss Franc/US Dollar Cross Currency Rate	(4)	06/16/2025	609,150	(7,614)
U.S. Treasury 10 Year Notes	(5)	09/19/2025	553,750	(1,962)
U.S. Treasury 5 Year Notes	(51)	09/30/2025	5,517,563	(17,467)
				$26,213
Net Unrealized Appreciation (Depreciation)				$392,927

(a)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date, and do not have daily cash movements like other futures contracts.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

Unlimited HFND Multi-Strategy Return Tracker ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$13,711,079	$—	$—	$13,711,079
Money Market Funds	12,557,825	—	—	12,557,825
Total Investments	$26,268,904	$—	$—	$26,268,904

Other Financial Instruments:
Futures Contracts*	$492,347	$—	$—	$492,347
Total Other Financial Instruments	$492,347	$—	$—	$492,347

Liabilities:
Other Financial Instruments:
Futures Contracts*	$(99,420)	$—	$—	$(99,420)
Total Other Financial Instruments	$(99,420)	$—	$—	$(99,420)

* The fair value of the Fund’s investment represents the unrealized appreciation (depreciation) as of May 31, 2025.